UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 15, 2009

SMART Modular Technologies (WWH), Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	000-51771	20-2509518
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4211 Starboard Drive, Fremont, California		94538
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	510-623-1231

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05 Costs Associated with Exit or Disposal Activities.

In addition to restructuring plans announced in September 2008 and January 2009, on April 15, 2009, SMART Modular Technologies (WWH), Inc. (the "Company") announced that it has initiated a third restructuring plan that is expected to result in savings of approximately $2.5 to $3.0 million annually. This latest plan would reduce further the Company’s workforce by approximately 3% and lower the Company’s cost structure to combat the continued challenging macroeconomic conditions. The majority of workforce reductions under this latest plan, which primarily affects the Company’s Puerto Rico operations, are expected to be substantially completed by the end of the third quarter of fiscal 2009.

The Company anticipates incurring cash expenditures totaling approximately $0.8 to $1.2 million on a pre-tax basis, substantially all of which will be recognized in this fiscal quarter. Restructuring costs will consist primarily of severance payments and other employee-related payments. The Company may undertake further restructuring activity if macroeconomic conditions continue or further deteriorate.

Forward-Looking Statements

Statements contained above that use the words "will," "estimates," "expects," or similar words that describe the Company's or its management's future expectations, plans, objectives, or goals, are "forward-looking statements" and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include projections regarding the Company's financial performance, costs and benefits associated with restructuring, and timing and nature of such costs and benefits.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from future results or outcomes expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, unanticipated costs associated with or failure to achieve the benefits of these restructuring initiatives and the inability to complete the restructuring initiatives at all or on the anticipated timetable, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission including the Company’s Form 10-K for the fiscal year ended August 29, 2008, Form 10-Q for the quarter ended November 28, 2008, and Form 10-Q for the quarter ended February 27, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART Modular Technologies (WWH), Inc.

April 15, 2009	By:	/s/ Ann T. Nguyen

Name: Ann T. Nguyen
Title: General Counsel & Corporate Secretary